UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 8, 2006

Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-8993	94-2708455
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Harborside Financial Center, Plaza 5,

Jersey City, New Jersey 07311-1114

(Address of principal executive offices)

(201) 631-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On November 8, 2006, White Mountains Insurance Group, Ltd. issued a press release announcing that its wholly owned subsidiary, OneBeacon Insurance Group, Ltd., has priced the initial public offering of 24,000,000 of its Class A common shares, at a price of $25 per share.  The press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d)          Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

99.1                           Press Release of White Mountains Insurance Group, Ltd. dated November 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: November 9, 2006	By:	/s/ J. BRIAN PALMER
J. Brian Palmer
Chief Accounting Officer